UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2015

GENIUS BRANDS INTERNATIONAL, INC.

(Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 301 N. Canon Drive, Suite 305 Beverly Hills, CA (Address of principal executive offices)	000-54389 (Commission File Number)	20-4118216 (I.R.S. Employer Identification Number) 90210 (Zip Code)

Registrant’s telephone number, including area code: (310)273-4222

____________________________________

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On November 18, 2015, Genius Brands International, Inc., a Nevada corporation (the “Company”), issued a press release announcing its financial results for the fiscal quarter ended September 30, 2015. The full text of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K and the exhibits hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 18, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: November 18, 2015	By:	/s/ Andrew Heyward
Name: Andrew Heyward Title: Chief Executive Officer

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